UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2026

EATON CORPORATION plc
(Exact name of registrant as specified in its charter)

Ireland	000-54863	98-1059235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Eaton House, 30 Pembroke Road, Dublin 4, Ireland	D04 Y0C2
(Address of principal executive offices)	(Zip Code)

+353 1637 2900
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares ($0.01 par value)	ETN	New York Stock Exchange
3.850% Senior Notes due 2028	ETN/28	New York Stock Exchange
3.950% Senior Notes due 2029	ETN/29	New York Stock Exchange
4.450% Senior Notes due 2030	ETN/30	New York Stock Exchange
4.200% Senior Notes due 2031	ETN/31	New York Stock Exchange
4.500% Senior Notes due 2033	ETN/33	New York Stock Exchange
3.550% Senior Notes due 2034	ETN/34	New York Stock Exchange
3.625% Senior Notes due 2035	ETN/35	New York Stock Exchange
4.800% Senior Notes due 2036	ETN/36	New York Stock Exchange
4.000% Senior Notes due 2038	ETN/38	New York Stock Exchange
5.450% Senior Notes due 2056	ETN/56	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Principal Accounting Officer

On September 30, 2026, Adam Wadecki, Senior Vice President and Controller of Eaton Corporation, who has been serving as the principal accounting officer of Eaton Corporation plc (the “Company”), accepted a new position within the Company and will transition into a non-executive officer position as Senior Vice President, Finance, Electrical, effective October 5, 2026.

Appointment of Principal Accounting Officer

On October 1, 2026, Andrea Trabacchin was appointed as Senior Vice President and Controller of Eaton Corporation, effective October 5, 2026 (the “Effective Date”).  Mr. Trabacchin will serve as the Company’s principal accounting officer.

Mr. Trabacchin, 48, served as Senior Vice President, Finance, Industrial of Eaton Corporation from April 2024 to October 2026, and as Vice President of Finance, Mobility Group of Eaton Corporation from April 2022 to April 2024.  Prior to joining the Company in April 2022, he served as Vice President of Finance, Construction Equipment Segment of CNH Industrial N.V., an agricultural and construction equipment company, from August 2020 to April 2022.

In connection with his appointment as Senior Vice President and Controller, and effective as of the Effective Date, Mr. Trabacchin will receive (i) an annual base salary of $485,000 and (ii) a target short-term annual incentive opportunity equal to 60% of his base salary (prorated for the number of months worked during 2026).  In addition, the Company entered into its standard form of Indemnification Agreement with Mr. Trabacchin, which form was previously filed with the Securities and Exchange Commission and incorporated by reference as Exhibit 10(kk) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed on February 26, 2026.  Mr. Trabacchin will also participate in the same vacation, health, welfare, and retirement plans and policies as similarly situated officers.

There are no family relationships, as defined in Item 401(d) of Regulation S-K, between Mr. Trabacchin and any of the Company’s directors or executive officers, or persons nominated or chosen to become a director or executive officer of the Company.  There is no arrangement or understanding between Mr. Trabacchin and any other person pursuant to which Mr. Trabacchin was appointed to serve as an officer.   Mr. Trabacchin does not have any direct or indirect material interest in any transaction or proposed transaction with the Company that is required to be reported under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eaton Corporation plc

Date: October 5, 2026	By:	/s/ Lucy Clark Dougherty
Lucy Clark Dougherty
Executive Vice President and Chief Legal Officer